ANNEX A

Corp Group Banking S.A.

Directors:

Jorge Andrés Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chairman of Corpbanca

María Catalina Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation:	Director of Corp Group Banking S.A. and
Corp Group Financial S.A.

María Pilar Dañobeitía Estades

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Compañía Inmobiliaria y de Inversiones Saga SpA.

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

CorpGroup Holdings Inversiones LTDA

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Alvaro José Saieh Bendeck (Administrator)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation:	Administrator of CorpGroup Holdings Inversiones LTDA and
Director of Corp Group Financial, S.A.

CorpGroup Inversiones LTDA

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Corp Group Financial S.A.

Directors:

Jorge Andrés Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chairman of Corpbanca

María Catalina Saieh Guzmán

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation:	Director of Corp Group Banking S.A. and
Corp Group Financial S.A.

María Pilar Dañobeitía Estades

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Corp Group Holding Inversiones Limitada C.P.A.

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Inversiones Corp Group Interhold LTDA

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

Inversiones Gasa LTDA

Officers:

María Pilar Dañobeitía Estades (Chief Executive Officer)

Business Address: Rosario Norte N°660, 22th Floor, Las Condes, Santiago, Chile

Citizenship: Republic of Chile

Present Principal Occupation: Chief Executive Officer of Corp Group

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